EXHIBIT 10.1


                     STATEMENT OF UNAMINOUS WRITTEN CONSENT
                  TO ACTION TAKEN IN LIEU OF THE ANNUAL MEETING
                               OF THE DIRECTORS OF
                         GLOBAL ENVIRONMENTAL ENERGY INC
                              BY WAIVER OF NOTICE

DATE: August 24th 2004
Time: 5.10 PM GMT
Place:Telephonically

     THE UNDERSIGNED, being all of the directors of Global Environmental Energy, Corp. formally known as Life Energy & Technology Holdings, Inc., a Delaware Corporation and a U.S. Public Company (the Corporation) do hereby take the following actions in the name of and on behalf of the Corporation.

     At a telephonic meeting of the Board of Directors of Global Environmental Energy, Inc formally known as Life Energy & Technology Holdings, Inc. held pursuant to waiver of notice and attended by all members on August 24th 2004, and after due discussion,

IT WAS UNANIMOUSLY RESOLVED:

     1). That Global Environmental Energy Corporation, formerly known as Life Energy & Technology Inc, shall cause its situs of incorporation to be moved from Delaware to Nassau in the Commonwealth of Bahamas effective Monday August 30, 2004; and
     2). That all officers and agents be authorized to take appropriate corporate action to effect the change of situs of the corporation, including but not limited to, availing itself of Global Environmental Energy Corp. incorporated in the Commonwealth of Bahamas on July 30, 2004; and
     3). That appropriate officers and or agents make such notification to operating agencies and the public as may be required.



IN WITNESS WHERE OF:    The undersigned have executed this Consent:



Mr. Salim Ghafari               /s/ Salim Ghafari
                                --------------------

Dr CA McCormack                 /s/ Dr CA McCormack
                                --------------------

Dr A Reynolds                   /s/ Dr A Reynolds
                                --------------------

                     STATEMENT OF UNAMINOUS WRITTEN CONSENT
                      TO ACTION TAKEN AT A SPECIAL MEETING
                               OF THE DIRECTORS OF
                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                              BY WAIVER OF NOTICE


   DATE:          June 24, 2004
   Time:          2:30 AM GMT
   Place:         Telephonically



THE UNDERSIGNED, being a all of the directors of Life Energy & Technology Holdings, Inc a Delaware Corporation and a U.S. Public Company (the Corporation) do hereby take the following actions in the name of and on behalf of the
Corporation:


At a telephonic meeting of the Board of Directors of Life Energy & Technology Holdings, Inc held pursuant to waiver of notice and attended by all members on June 24, 2004, and after due discussion,

IT WAS UNANIMOUSLY RESOLVED:

That the

1) That the Board of Directors has determined that more than the majority of the shares of its common stock authorized to vote on such matters and having voted in favor of the same it was resolved that the name of the Life Energy & Technology Holdings, Inc be changed to Global Environmental Energy Corporation.

2) It was further resolved that appropriate officers, directors and agents to the company be authorized to complete this action.



IN WITNESS WHERE OF:    The undersigned have executed this Consent:



Mr. Salim Ghafari               /s/ Salim Ghafari
                                --------------------

Dr CA McCormack                 /s/ Dr CA McCormack
                                --------------------

Dr A Reynolds                   /s/ Dr A Reynolds
                                --------------------